(CITGO LOGO)         NEWS RELEASE
                     -----------------------------------------------------------
                     CITGO PETROLEUM CORPORATION, P.O. BOX 3758, TULSA, OK 74102
                     KATE ROBBINS  918/495-5764      JENNIFER HILL  918/495-4260
                     FACSIMILE  918/495-5269


FOR IMMEDIATE RELEASE:

October 31, 2003
                   CITGO Announces Third Quarter 2003 Results

TULSA, Okla., -- Luis Marin, CITGO Petroleum Corporation's President and CEO, today announced that the company's third quarter net income was $103-million and net income for the nine month period ending September 30, 2003 was $351-million. In comparison, 2002 net income for the third quarter was $57-million and for the first nine months of 2002 was $138-million.

         Operating income (income before interest and income taxes) for the third quarter of 2003 was $193-million, which includes depreciation and amortization expenses totaling $83-million. In comparison, 2002 third quarter operating income was $108-million, which includes depreciation and amortization expenses totaling $76-million.

         For the nine months ending September 30, 2003, operating income was $640-million, including depreciation and amortization expenses totaling $245-million. In comparison, in the first nine months of 2002, CITGO's operating income was $271-million, including depreciation and amortization expenses totaling $221-million.

         Refinery crack spreads continue to run at levels well above the previous year. The strength in the crack spreads reflects strong product demand due to an unseasonably cool first quarter followed by good demand in motor fuels. In addition, refiners had an unusually strong turnaround season. Product inventories have been in the low end of their five year range over most of the year, only just now reaching average levels at the beginning of the fourth quarter.

         "We positioned ourselves to take advantage of the strong market in the third quarter by performing exceptionally well on both the refining and marketing sides of the business," stated Marin. "At our Lake Charles, La. and Lemont, Ill. refineries we are on pace to establish new annual processing records. In addition, we achieved a 98-percent average utilization rate in our


                                     -more-

(CITGO's Third Quarter Earnings) - Add 1


refining system, which compares favorably with the industry average of about 95-percent. Our year-to-date safety performance continues to be among the industry leaders and our environmental performance continues to improve as well," Marin said.

         "At the Lake Charles refinery we are moving forward with the Conversion Optimization Project (COP), which is scheduled for completion in April 2005, as well as some regulatory projects within our refining system that are required to meet the new fuel specifications," Marin continued. "Specifically, the Lemont refinery's Tier-II gasoline unit is scheduled for start-up in December of this year, while at Lake Charles the Tier-II unit is scheduled for completion in 2004," Marin concluded.

         CITGO's capital expenditures for the third quarter of 2003 were $106-million compared with $128-million for the same quarter in 2002. Capital expenditures for the first nine months of 2003 were $315-million compared with $478-million for the first nine months of 2002.

INVESTOR CONFERENCE CALL

         CITGO's executive team will conduct an investor conference call to discuss third quarter earnings on Monday, November 3, 2003 from 3:00 p.m. to 4:30 p.m. (CST). Investors may access the call by dialing 1-888-428-4479. A recorded playback of the conference call will be available beginning on November 3 at 8:15 p.m. (CST) and ending on November 17 at 11:59 p.m. (CST). To access the recording inside the U.S. dial 1-800-475-6701, access code 703669. To access the recording outside the U.S. dial 1-320-365-3844, access code 703669.

ABOUT CITGO

         CITGO Petroleum Corporation is a leading energy company based in Tulsa, Okla., with approximately 4,300 employees and annual revenues of around $20 billion. CITGO is a direct, wholly-owned subsidiary of PDV America, Inc., a wholly-owned subsidiary of PDV Holding, Inc. CITGO's ultimate parent is Petroleos de Venezuela, S.A. (PDVSA), the national oil company of the Bolivarian Republic of Venezuela and its largest supplier of crude oil.

         CITGO operates fuels refineries in Lake Charles, La., Corpus Christi, Texas, and Lemont, Ill., and asphalt refineries in Paulsboro, NJ and Savannah, Ga. The company has long-term crude


                                     -more-

(CITGO's Third Quarter Earnings) - Add 2


oil supply agreements with PDVSA for a portion of the crude oil requirements at these facilities. CITGO is also a 41-percent participant in LYONDELL-CITGO Refining LP, a joint venture fuels refinery located in Houston, Texas. CITGO's interests in these refineries result in a total crude oil capacity of approximately 865,000 barrels per day.

         Serving more than 13,000 branded, independently owned and operated retail locations, CITGO is also one of the five largest branded gasoline suppliers within the United States.

FORWARD LOOKING STATEMENTS

         Certain information included in this release may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, or the "Securities Act," and Section 21E of the Securities Exchange Act of 1934, as amended, or the "Exchange Act." All statements, other than statements of historical facts, included in this prospectus, are forward-looking statements. When used in this document, the words "anticipate," "estimate," "expect," "project," "believe" and similar expressions are intended to identify forward-looking statements.

         These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. Any forward-looking statements are not guarantees of our future performance and are subject to risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by these forward-looking statements. We disclaim any duty to update any forward-looking statements.


                                     -more-

(CITGO's Third Quarter Earnings) - Add 3

                  CITGO PETROLEUM CORPORATION AND SUBSIDIARIES
                      STATEMENT OF INCOME DATA (UNAUDITED)
                              (DOLLARS IN MILLIONS)

                                                       THREE MONTHS                  NINE MONTHS
                                                    ENDED SEPTEMBER 30,          ENDED SEPTEMBER 30,
                                                  -----------------------      -----------------------
                                                    2003          2002           2003          2002
                                                  ---------     ---------      ---------     ---------
         Net sales                                $ 6,502.3     $ 5,410.6      $18,899.1     $13,875.4
         Cost of sales and operating expenses       6,267.0       5,298.6       18,284.0      13,694.4
                                                  ---------     ---------      ---------     ---------
           Gross margin                               235.3         112.0          615.1         181.0
         Equity in earnings of LCR                     25.9          18.0           56.6          56.1
         Equity in earnings of affiliates               9.5          10.1           23.4          21.3
         Insurance recoveries                           1.9          46.3          146.2         256.9
         Other income (expense) - net                   1.2         (11.5)          16.9         (26.0)
                                                  ---------     ---------      ---------     ---------
           Subtotal                                   273.8         174.9          858.2         489.3
         Selling, general and administrative           80.8          67.2          218.2         218.5
                                                  ---------     ---------      ---------     ---------
           Operating income                           193.0         107.7          640.0         270.8
         Interest expense                              32.3          18.8           90.9          55.8
                                                  ---------     ---------      ---------     ---------
           Income before income taxes                 160.7          88.9          549.1         215.0
         Income taxes                                  57.8          32.0          197.7          77.4
                                                  ---------     ---------      ---------     ---------
           Net Income                             $   102.9     $    56.9      $   351.4     $   137.6
                                                  =========     =========      =========     =========

                  CITGO PETROLEUM CORPORATION AND SUBSIDIARIES
                         SUMMARIZED BALANCE SHEET DATA
                              (DOLLARS IN MILLIONS)

                                     SEPTEMBER 30,
                                         2003          DECEMBER 31,
                                      (UNAUDITED)          2002
                                     -------------     ------------
         Current assets                $2,258.2          $2,187.5
         Total assets                   7,128.1           6,986.9

         Current liabilities            1,819.3           1,999.1
         Total debt                     1,488.0           1,347.5
         Total liabilities              4,716.3           4,427.8

         Shareholder's equity           2,411.8           2,559.2
         Total capitalization           3,899.8           3,906.7


                                    -more-

(CITGO's Third Quarter Earnings) - Add 4


                  CITGO PETROLEUM CORPORATION AND SUBSIDIARIES
   SELECTED FEEDSTOCK, UTILIZATION AND PRODUCTION VOLUMETRIC DATA (UNAUDITED)
                                 (MBBLS PER DAY)

                                          THREE MONTHS ENDED SEPTEMBER 30, 2003       THREE MONTHS ENDED SEPTEMBER 30, 2002
                                         ----------------------------------------    ----------------------------------------
                                          LAKE      CORPUS                            LAKE      CORPUS
                                         CHARLES    CHRISTI    LEMONT      TOTAL     CHARLES    CHRISTI    LEMONT      TOTAL
                                         -------    -------    -------    -------    -------    -------    -------    -------
FEEDSTOCKS:
Crude oil throughput
  Sweet (1)                                   83          5          1         89         86          7          2         95
  Light/Medium sour (2)                       39         16         65        120         86         28         89        203
  Heavy sour (3)                              69          7         97        173         36         11         67        114
  Contract (heavy sour)                      122        129          0        251        113        109          0        222
                                         -------    -------    -------    -------    -------    -------    -------    -------
    Total crude oil                          313        157        163        633        321        155        158        634
Unfinished feedstocks                         66         60         13        139         44         58         15        117
                                         -------    -------    -------    -------    -------    -------    -------    -------
    Total feedstocks                         379        217        176        772        365        213        173        751
                                         =======    =======    =======    =======    =======    =======    =======    =======
Rated crude capacity at period end           320        157        167        644        320        157        167        644

Utilization of rated crude capacity           98%       100%        98%        98%       100%        99%        95%        98%

PRODUCTION:
Light fuels
  Gasoline                                   182         95         89        366        205         92         88        385
  Jet fuel                                    70          0          0         70         66          0          0         66
  Diesel/#2 fuel                              23         62         46        131         40         57         45        142
                                         -------    -------    -------    -------    -------    -------    -------    -------
    Total light fuels                        275        157        135        567        311        149        133        593
Petrochemicals and industrial products       113         59         42        214         61         61         39        161
                                         -------    -------    -------    -------    -------    -------    -------    -------
    Total production                         388        216        177        781        372        210        172        754
                                         =======    =======    =======    =======    =======    =======    =======    =======

                                           NINE MONTHS ENDED SEPTEMBER 30, 2003        NINE MONTHS ENDED SEPTEMBER 30, 2002
                                         ----------------------------------------    ----------------------------------------
                                          LAKE      CORPUS                            LAKE      CORPUS
                                         CHARLES    CHRISTI    LEMONT      TOTAL     CHARLES    CHRISTI    LEMONT      TOTAL
                                         -------    -------    -------    -------    -------    -------    -------    -------
FEEDSTOCKS:
Crude oil throughput
  Sweet (1)                                   85          5          5         95         90         11          1        102
  Light/Medium sour (2)                       47         12         65        124        105         23         39        167
  Heavy sour (3)                              53         15         91        159         18          9         41         68
  Contract (heavy sour)                      127        122          0        249        110        112          0        222
                                         -------    -------    -------    -------    -------    -------    -------    -------
    Total crude oil                          312        154        161        627        323        155         81        559
Unfinished feedstocks                         58         63         14        135         31         61         28        120
                                         -------    -------    -------    -------    -------    -------    -------    -------
    Total feedstocks                         370        217        175        762        354        216        109        679
                                         =======    =======    =======    =======    =======    =======    =======    =======
Rated crude capacity at period end           320        157        167        644        320        157        167        644

Utilization of rated crude capacity           98%        98%        96%        97%       101%        99%        49%        87%

PRODUCTION:
Light fuels
  Gasoline                                   183         94         91        368        190         94         64        348
  Jet fuel                                    66          0          0         66         70          0          0         70
  Diesel/#2 fuel                              44         59         43        146         44         59         19        122
                                         -------    -------    -------    -------    -------    -------    -------    -------
    Total light fuels                        293        153        134        580        304        153         83        540
Petrochemicals and industrial products        89         63         41        193         60         62         27        149
                                         -------    -------    -------    -------    -------    -------    -------    -------
    Total production                         382        216        175        773        364        215        110        689
                                         =======    =======    =======    =======    =======    =======    =======    =======

(1) Sweet crude has a sulfur content of .5% or less.
(2) Light sour crude has an average API gravity of more than 31 degrees. Medium sour crude has an average API gravity of more than 25 degrees up to 31 degrees.
(3) Heavy sour crude has an average API gravity of 25 degrees or less.


                                     -more-

(CITGO's Third Quarter Earnings) - Add 5


      MARKET INDICATORS (DOLLARS PER BARREL, EXCEPT AS OTHERWISE INDICATED)

                                                 THREE MONTHS              NINE MONTHS
                                             ENDED SEPTEMBER 30,       ENDED SEPTEMBER 30,
                                             -------------------       -------------------
                                              2003         2002         2003         2002
                                             ------       ------       ------       ------
West Texas Intermediate, "WTI" (sweet)       $30.19       $28.30       $31.07       $25.38
Crack Spreads:
  Gulf Coast 3/2/1                             5.21         2.69         4.75         2.99
  Chicago 3/2/1                                7.91         4.72         6.89         4.54
Crude Oil Differentials:
  WTI less WTS (sour)                          2.63         1.29         2.85         1.25
  WTI less Maya (heavy sour)                   5.78         4.92         6.81         4.89
  WTI less Bow River (Canadian)                8.09         5.46         7.54         5.39
Natural Gas (per mmbtu)                        4.90         3.19         5.52         3.03

Source for crude and product indicators is Platts using a business day average. Source for natural gas is NYMEX using a business day average.


                                     -o0o-